SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2014

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Colorado	333-01173	84-0467907
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 737-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 13, 2014, Great-West Life & Annuity Insurance Company (the “Registrant” or the “Company”) issued the attached press release announcing that Mitchell T.G. Graye, the Registrant’s President and Chief Executive Officer and principal financial officer, plans to retire on May 8, 2014, following the annual meeting of shareholders of Great-West Lifeco Inc., the Registrant’s parent company.

The Company indicated that succession planning is underway and that Mr. Graye’s successor will be announced prior to his retirement date.

A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01                                    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Title

99.1	Great-West Financial Press Release dated February 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2014

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Richard G. Schultz
Name: Richard G. Schultz
Title: Senior Vice President, General Counsel and Secretary